UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 8, 2005

                               BE AEROSPACE, INC.
               (Exact name of registrant as specified in charter)


DELAWARE                                  0-18348            06-1209796
(State or other                  (Commission File Number)    (I.R.S. Employer
jurisdiction of incorporation)                               Identification No.)


1400 Corporate Center Way, Wellington, Florida               33414
(Address of principal executive offices)                     (Zip Code)


       Registrant's telephone number, including area code: (561) 791-5000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.     Departure of Directors or Principal Officers; Election of
               ---------------------------------------------------------
               Directors; Appointment of Principal Officers.
               ---------------------------------------------

         (b) On November 8, 2005, BE Aerospace, Inc. (the "Company") announced that Robert J. Khoury will, effective December 31, 2005, retire from his position as President and Chief Executive Officer of the Company. Upon his retirement, Mr. Khoury will remain on the Company's Board of Directors and become a part time consultant to the Company. The Company expects to enter into a retirement and consulting agreement with Mr. Khoury prior to the effective date of his retirement.

         (c) On November 8, 2005, the Company also announced that, effective December 31, 2005, Amin J. Khoury, Chairman of the Company's Board of Directors, will be appointed as Chief Executive Officer of the Company and Michael B. Baughan, Senior Vice President and General Manager, Commercial Aircraft Segment, will be appointed as the President and Chief Operating Officer of the Company.

         Amin J. Khoury, 66, has been the Company's Chairman of the Board since July 1987 when he founded the Company and acted as Chief Executive Officer of the Company until April 1, 1996. Since 1986, Mr. Khoury has been a director of Synthes, Inc., a manufacturer and marketer of orthopedic trauma implants and cranial-maxillofacial and spine implants. Since July 1994, Mr. Khoury has been a member of the board of directors of Brooks Automation, Inc., a supplier of integrated automation solutions for the global semiconductor, data storage and flat panel display manufacturing industries. Mr. Khoury is the brother of Robert
J. Khoury.

         Michael B. Baughan, 45, has been Senior Vice President and General Manager, Commercial Aircraft Segment, since July 2002. From May 1999 to July 2002, Mr. Baughan was Group Vice President and General Manager of Seating Products. From September 1994 to May 1999, Mr. Baughan was Vice President, Sales and Marketing for Seating Products.

         The material terms of Mr. Amin Khoury's employment agreement with the Company have been previously disclosed in the Company's annual proxy statement, filed with the Securities and Exchange Commission on April 29, 2005, and in the Company's Quarterly Report on Form 10-Q for the period ended June 30, 2005, to which a copy of Mr. Khoury's employment agreement is attached as Exhibit 10.2. Prior to the effective date of Mr. Baughan's appointment, the Company expects to amend Mr. Baughan's existing employment agreement. The material terms of Mr. Baughan's existing employment agreement have been previously disclosed in the Company's annual proxy statement, filed with the Securities and Exchange Commission on April 29, 2005, and this employment agreement is filed as Exhibit
10.10 to the Company's Annual Report on Form 10-K for the year ended December 31, 2004.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                  BE AEROSPACE, INC.

                                  By:  /s/ Thomas P. McCaffrey
                                  -------------------------------------
                                  Name:  Thomas P. McCaffrey
                                  Title: Senior Vice President of Administration
                                         and Chief Financial Officer



Date:  November 14, 2005